UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by §14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TARGETED GENETICS CORPORATION
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

CALCULATION OF FILING FEE

Title of each class of securities to which transaction applies	Aggregate number of securities to which transaction applies	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11	Proposed maximum aggregate value of transaction	Total fee paid

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid: _____________________________________________________________________________

(2)	Form, Schedule or Registration Statement No.: _____________________________________________________________________________

(3)	Filing Party: _____________________________________________________________________________

(4)	Date Filed: _____________________________________________________________________________

November __, 2007

Dear Fellow Shareholder:

You are cordially invited to attend a Special Meeting of Targeted Genetics Corporation’s shareholders to be held on Friday, January 11, 2008, at 8:30 a.m. local time, at the Company’s offices, 1100 Olive Way, Suite 100, Seattle, Washington.

The matters to be acted upon are described in the accompanying notice of special meeting and proxy statement.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Special Meeting, we urge you to vote so we can be assured of having the presence of a quorum at the meeting. Please mark your vote on the enclosed proxy card, sign and date the proxy card and return it promptly in the enclosed postage-prepaid envelope. If you attend the Special Meeting, you may vote in person if you wish, even if you previously returned your proxy card. If you hold your shares through an account with a broker, bank or other custodian, please follow the instructions you receive from them to vote your shares.

Sincerely,

H. Stewart Parker
President and Chief Executive Officer

TARGETED GENETICS CORPORATION
1100 Olive Way, Suite 100
Seattle, Washington 98101

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of Targeted Genetics Corporation will be held on Friday, January 11, 2008, at 8:30 a.m. local time, at the Company’s offices, 1100 Olive Way, Suite 100, Seattle, Washington, for the following purposes, as more fully described in the proxy statement accompanying this notice:

•	To approve an increase in the number of authorized shares of common stock of the Company from 30,000,000 shares to 45,000,000 shares;

•	To approve an increase in the number of authorized shares of preferred stock of the Company from 600,000 shares to 10,000,000 shares; and

•	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

Our Board of Directors has fixed the close of business on November 20, 2007 as the record date for the Special Meeting. Only holders of record of our common stock on the record date are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.

Your vote is very important. Whether or not you plan to attend the Special Meeting, to ensure your representation and to ensure the presence of a quorum, you should complete, sign, date and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope.

The approximate date of mailing of this proxy statement and the accompanying proxy card is [November __], 2007.

By order of the Board of Directors,

David J. Poston
Vice President and Chief Financial Officer

Seattle, Washington November __, 2007

TARGETED GENETICS CORPORATION
1100 Olive Way, Suite 100
Seattle, Washington 98101

PROXY STATEMENT
FOR
SPECIAL MEETING OF SHAREHOLDERS

This proxy statement is being furnished to holders of shares of common stock of Targeted Genetics Corporation, a Washington corporation, in connection with the solicitation of proxies by our Board of Directors for use at our Special Meeting of Shareholders, or Special Meeting, and at any adjournments or postponements thereof. We will hold the Special Meeting on Friday, January 11, 2008 at the Company’s offices, 1100 Olive Way, Suite 100, Seattle, Washington, at 8:30 a.m. local time. This proxy statement and the accompanying proxy card are first being mailed to shareholders entitled to vote at the Special Meeting on or about [November __], 2007.

GENERAL INFORMATION

What is the purpose of the Special Meeting?

There are two proposals to be considered and voted upon at the Special Meeting:

•
Proposal One: Approval of an amendment to our Amended and Restated Articles of Incorporation, as amended, or the Restated Articles, to increase the number of authorized shares of common stock from 30,000,000 shares to 45,000,000 shares.

•	Proposal Two: Approval of an amendment to our Restated Articles to increase the number of authorized shares of preferred stock from 600,000 shares to 10,000,000 shares.

We will also consider any other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

Who is entitled to vote at the Special Meeting?

We have one class of voting securities outstanding, which is designated as common stock, and each share of common stock is entitled to one vote. You may vote all shares of our common stock that you owned at the close of business on November 20, 2007, the record date. As of the record date, __________ shares of our common stock were outstanding and entitled to vote at the Special Meeting.

What constitutes a quorum?

The presence, in person or by proxy, of the holders of a majority of the shares of our common stock entitled to vote at the Special Meeting constitutes a quorum for the transaction of business.

What are the voting requirements to approve the proposals?

The affirmative vote of the holders of shares representing a majority of our outstanding shares of common stock is required to approve each of the proposed amendments to our Restated Articles.

What is the effect of not voting?

If you are the holder of record and do not attend the Special Meeting or return a valid proxy, your shares will not be represented at the Special Meeting and will not count toward the quorum requirement. In addition, your unvoted shares will have the effect of a vote against each of the proposals because approval of each of the proposals requires the affirmative vote of the holders of shares representing a majority of our outstanding common stock.

If you own shares in street name (such as through a broker, bank or other custodian), your custodian may represent your shares at the Special Meeting for the purposes of obtaining a quorum. Your shares, however, will not be voted at the Special Meeting if you do not give your custodian specific instructions on how to vote, and your unvoted shares will have the effect of a vote against each of the proposals.

How are votes withheld and abstentions treated?

Shares of our common stock subject to abstentions are treated as present at the Special Meeting and will therefore be counted toward establishing the presence of a quorum. Abstentions are not treated as votes cast, however, so abstentions will have the same effect as a vote against each of the proposals.

How are the votes counted?

Shares of common stock represented by properly executed proxies that we receive at or before the Special Meeting that have not been revoked will be voted at the Special Meeting in accordance with the instructions contained on the proxy card. Proxies and ballots will be received and tabulated by Broadridge Financial Solutions, Inc., the inspector of elections for the Special Meeting. Shares of common stock represented by properly executed proxy cards for which no instruction is given will be voted “for” approval of each of the amendments to our Restated Articles.

To ensure that your shares are voted, please complete, sign, date and return promptly the enclosed proxy card in the postage-prepaid envelope we have provided.

Can I change my vote after I have delivered my proxy?

If you are a registered shareholder, you may revoke a proxy at any time before its exercise by voting in person at the Special Meeting or by delivering written notice of revocation to our chief financial officer at any time prior to the Special Meeting. If your shares are held in street name, you must contact your broker, bank or other custodian to obtain a proxy to vote your shares if you wish to cast your vote in person at the Special Meeting or to change your vote. If the Special Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Special Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Special Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous meeting.

Who pays the cost of soliciting votes for the Special Meeting?

We will bear the cost of soliciting proxies from our shareholders. In addition to solicitation by mail, our directors, officers and employees may solicit proxies by telephone, facsimile, e-mail, in person or otherwise. We will not additionally compensate our directors, officers and employees for this solicitation but will reimburse them for the out-of-pocket expenses that they incur. We will reimburse persons who hold our common stock of record but not beneficially, such as brokerage firms, nominees, fiduciaries and other custodians, for the reasonable expenses they incur in forwarding solicitation materials to, and requesting authority for the exercise of proxies from, the persons for whom they hold the shares. In addition, we have retained Mellon Investor Services, 480 Washington Blvd., 27th Floor, Jersey City, NJ 07310 to aid in the solicitation of proxies by mail, telephone, e-mail and personal solicitation. For these services, we will pay Mellon Investor Services a fee of $8,000 plus expenses.

What is the recommendation of the Board of Directors?

The Board of Directors recommends that you vote FOR approval of both of the proposed amendments to our Restated Articles.

PROPOSAL ONE

AMENDMENT TO OUR RESTATED ARTICLES
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Our Board of Directors has approved, and recommends that our shareholders approve, an amendment to our Restated Articles in substantially the form attached to this proxy statement as Annex A. The current number of authorized shares of common stock of the Company is 30,000,000 shares. This proposed amendment would increase the number of authorized shares of our common stock to 45,000,000 shares. If approved by our shareholders, the amendment will become effective upon its filing with the Secretary of State of Washington.

As of the record date, __________ shares of our common stock were outstanding. As of the record date, we had reserved an aggregate of ________ shares of our common stock for (a) future issuance upon the exercise of options outstanding under our stock option plans, and (b) the exercise of options that may be granted under our stock option plans. In addition, we had reserved 7,913,901 shares issuable upon the exercise of outstanding warrants. As of the record date, the number of authorized shares of our common stock available for future issuance was _______ shares. As a result of the increase in authorized shares of our common stock to be effected by this proposed amendment, the number of authorized shares of our common stock available for future issuance would be ________ shares.

We propose to increase the number of authorized shares of our common stock by 15,000,000 to enable us to consider potential future issuances of stock that may be desirable or necessary to accommodate our business plan. We may use the additional shares to fund our continuing operations by raising additional capital through future issuances of common stock or securities convertible into common stock. We may also issue additional shares of common stock in connection with the acquisition of complementary businesses or technologies, in connection with providing grants of options to our employees or for other general corporate purposes. Except for (a) options outstanding under our stock option plans, (b) warrants issued in 1999 to Alkermes, Inc. in connection with a technology license agreement, (c) warrants issued in connection with our January 2007 private placement, and (d) warrants issued in connection with our June 2007 private placement, which collectively total __________ issuable shares as of the record date, we currently do not have any definitive and present plans, commitments or understandings that would require the issuance of additional shares of common stock.

Once authorized, the additional shares of common stock may be issued upon the approval of our Board of Directors but without further approval of our shareholders, unless shareholder approval is required under any applicable law or rule of any securities market on which our securities are traded. The additional shares of common stock would have rights identical to those of our currently outstanding common stock. The proposed increase in the number of shares of authorized common stock, and any future issuance of the additional shares, will not affect the rights of our current holders of common stock, except for effects that are incidental to the increase, such as dilution that would result from any future issuance of the additional authorized shares of common stock. The holders of our common stock are not entitled to preemptive rights with respect to the issuance of additional shares of common stock or securities convertible into or exercisable for common stock.

The increase in the number of authorized shares of common stock and the subsequent issuance of all or a portion of those shares could have the effect of delaying or preventing a change of control without further action by the shareholders. Subject to applicable law and stock exchange requirements, we could issue shares of authorized and unissued common stock in one or more transactions that would make a change of control more difficult and therefore less likely. Any issuance of additional shares could have the effect of diluting the stock ownership and voting rights of an entity seeking to obtain control of Targeted Genetics.

The amendment in Annex A has been drafted assuming only this proposal is approved by the shareholders. If both Proposal One and Proposal Two are approved by the shareholders, the amendment that will be filed with the Washington Secretary of State will incorporate both amendments.

Approval of this amendment requires the affirmative vote of a majority of the outstanding shares of common stock. Abstentions and broker non-votes will have the same effect as votes against this proposal.

Our Board of Directors believes that approval of this amendment is in the best interest of our shareholders and that this amendment is necessary to provide us with the flexibility to pursue additional capital financing opportunities and licensing and other strategic transactions, to provide grants of options to our employees and to meet our general corporate needs. If this amendment is not approved, we will have insufficient shares of common stock authorized to complete these types of transactions in the future and to carry out our business plan.

The Board of Directors recommends that you vote
FOR Proposal One.

PROPOSAL TWO

AMENDMENT TO OUR RESTATED ARTICLES
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK

Our Board of Directors has approved, and recommends that our shareholders approve, an amendment to our Restated Articles in substantially the form attached to this proxy statement as Annex B. The current number of authorized shares of preferred stock of the Company is 600,000 shares and, as of the record date, no shares of our preferred stock were outstanding. The proposed amendment would increase the number of authorized shares of preferred stock of the Company to 10,000,000 shares. If approved by our shareholders, the amendment will become effective upon its filing with the Secretary of State of Washington.

We propose to increase the number of authorized shares of our preferred stock to 10,000,000 to enable us to consider potential future issuances of stock that may be desirable or necessary to accommodate our business plan. Preferred stock gives our Board of Directors more flexibility in structuring the equity of the Company because they can control the designations, powers, preferences and relative, participating, optional or other rights and the qualifications, limitations or restrictions of the class or series issued. We may use the additional shares to fund our continuing operations by raising additional capital through future issuances of securities. We may also issue additional shares of preferred stock in connection with the acquisition of complementary businesses or technologies or for other general corporate purposes.

Once authorized, the additional shares of preferred stock may be issued upon the approval of our Board of Directors but without further approval of our shareholders, unless shareholder approval is required under any applicable law or rule of any securities market on which our securities are traded. Our Board of Directors will have the same powers with respect to the additional shares of preferred stock to be authorized as with the currently authorized preferred stock. The Board of Directors is empowered to authorize, by resolution or resolutions from time to time the issuance of one or more classes or series of preferred stock and to fix the designations, powers, preferences and relative, participating, optional or other rights, if any, including those superior to existing classes of stock, and the qualifications, limitations or restrictions thereof, if any, with respect to each such class or series of preferred stock and the number of shares constituting each such class or series, and to increase or decrease the number of shares of any such class or series to the extent permitted by the Washington Business Corporations Act, as amended from time to time. The issuance of such additional authorized shares of preferred stock could affect the voting rights of our current shareholders because there could be an increase in the number of outstanding shares entitled to vote on corporate matters, including the election of directors, if and when such shares of preferred stock are issued in the future and if such preferred shares are given voting rights. Such additional issuance could also result in dilution of the share holdings of existing shareholders. The holders of our preferred stock would not be entitled to preemptive rights with respect to the issuance of additional shares of our common stock or securities convertible into or exercisable for our common stock.

The increase in the number of authorized shares of preferred stock and the subsequent issuance of all or a portion of those shares could have the effect of delaying or preventing a change of control without further action by the shareholders. Subject to applicable law and stock exchange requirements, we could issue shares of authorized and unissued preferred stock in one or more transactions that would make a change of control more difficult and therefore less likely. Any issuance of additional shares could have the effect of diluting the stock ownership and voting rights of an entity seeking to obtain control of Targeted Genetics.

The amendment in Annex B has been drafted assuming only this proposal is approved by the shareholders. If both Proposal One and Proposal Two are approved by the shareholders, the amendment that will be filed with the Washington Secretary of State will incorporate both amendments.

Approval of this amendment requires the affirmative vote of a majority of the outstanding shares of common stock. Abstentions and broker non-votes will have the same effect as votes against this proposal.

Our Board of Directors believes that approval of this amendment is in the best interest of our shareholders and that this amendment is necessary to provide us with the flexibility to pursue additional capital financing opportunities and licensing and other strategic transactions. If this amendment is not approved, we may have insufficient shares of preferred stock authorized to complete these types of transactions in the future and to carry out our business plan.

The Board of Directors recommends that you vote
FOR Proposal Two.

SECURITY OWNERSHIP

The following table provides information with respect to the beneficial ownership of shares of our common stock outstanding as of November 2, 2007 by:

•	each person that we know beneficially owns 5% or more of our common stock;

•	each of our directors;

•	each executive officer named in the Summary Compensation Table in our Proxy Statement filed on April 2, 2007; and

•	all of our directors and executive officers as a group as of November 2, 2007.

The percentage ownership data is based on 19,814,161 shares of our common stock outstanding as of November 2, 2007. Under the rules of the Securities and Exchange Commission, or SEC, beneficial ownership includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options or warrants that are currently exercisable or will become exercisable within 60 days are deemed outstanding for the purpose of computing the percentage ownership of the person holding the option or warrant, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, we believe that the beneficial owners of the shares of common stock listed below have sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property laws.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
5% or Greater Owners:
Special Situations (1) 527 Madison Avenue, Suite 2600 New York, NY 10022	5,563,194	24.5%

OrbiMed Advisors LLC and affiliates (2) 767 Third Avenue, 30th Floor New York, NY 10017	2,650,000	12.5%

Biogen Idec Inc. (3) 14 Cambridge Center Cambridge, MA 02142	2,170,409	11.0%

Elan International Services, Ltd. (4) 102 James Court Flatts Smith Parish Fl 04 Bermuda	1,162,628	5.9%

Directors and Executive Officers (5):
H. Stewart Parker	158,684	*
Barrie J. Carter	94,707	*
David J. Poston	51,599	*
Jack L. Bowman	14,500	*
Jeremy L. Curnock Cook	17,000	*
Joseph M. Davie	14,500	*
Roger L. Hawley	6,000	*
Nelson L. Levy	13,570	*
Michael S. Perry	6,000	*
All directors and executive officers as a group (9 persons)	376,560	1.9%

*	Less than 1%

(1)
The information in this table for Special Situations is based solely on an amendment to Schedule 13D filed by Austin W. Marxe and David M. Greenhouse with the SEC regarding beneficial ownership of our common stock as of June 30, 2007 and includes warrants currently exercisable.

(2)
The information in this table for Orbimed Advisors LLC and affiliates is based on a Schedule 13D filed by OrbiMed Advisors LLC, OrbiMed Capital LLC and Samuel D. Isaly with the SEC regarding beneficial ownership of our common stock as of June 22, 2007, together with a notice of sale of common stock and notice of transfer of warrants subsequently provided to us.  The number set forth above includes warrants currently exercisable.

(3)
The information in this table for Biogen Idec Inc. is based solely on Amendment No. 2 to Schedule 13D filed by Biogen Idec Inc. and Biogen Idec MA Inc. with the SEC regarding beneficial ownership of our common stock as of November 7, 2006.

(4)
The information in this table for Elan International Services, Ltd. is based solely on a Form 4 filed by Elan International Services, Ltd. with the SEC regarding its beneficial ownership of our common stock as of January 6, 2005.

(5)
For each director and executive officer, includes beneficial ownership of the number of shares of common stock set forth below opposite such director’s or executive officer’s name, which shares may be acquired within 60 days of November 2, 2007, pursuant to the exercise of options granted under our stock option plans.

•	H. Stewart Parker	127,509
•	Barrie J. Carter	80,941
•	David J. Poston	49,899
•	Jack L. Bowman	14,000
•	Jeremy L. Curnock Cook	17,000
•	Joseph M. Davie	13,500
•	Roger L. Hawley	6,000
•	Nelson L. Levy	13,500
•	Michael S. Perry	6,000
•	All directors and executive officers as a group (9 persons)	328,349

OTHER BUSINESS

Under the laws of the state of Washington, where Targeted Genetics is incorporated, no business other than matters within the purpose described in this proxy statement may be raised at a special meeting unless proper notice to the shareholders has been given. As of the date of this proxy statement, we do not intend to present any business at the Special Meeting other than matters described in this proxy statement and we are not aware that any other person intends to present business at the Special Meeting. If, however, other business requiring the vote of the shareholders properly comes before the Special Meeting, and any adjournments or postponements thereof, in compliance with the laws of the state of Washington, the persons named on the accompanying proxy card will have discretionary authority to vote the proxies held by them in accordance with their judgment as to those matters.

SHAREHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

Under the SEC’s proxy rules and the applicable provisions of our bylaws, shareholder proposals (including nominations for the election of directors) that meet specified conditions may be included in our proxy statement and form of proxy card for, and may be presented at, the 2008 Annual Meeting of shareholders. Shareholders who intend to present a proposal at our 2008 Annual Meeting of shareholders must give us notice of the proposal no later than December 18, 2007 for the proposal to be considered for inclusion in the proxy statement and form of proxy card for that meeting. Shareholders who intend to present a proposal that will not be included in the proxy materials must give us notice of the proposal at least 60 days but no more than 90 days before the date of the 2008 Annual Meeting of shareholders. If notice or public disclosure of the date of the 2008 Annual Meeting of shareholders is given or made to the shareholders less than 60 days before the date of the 2008 Annual Meeting of shareholders, we must receive notice of the proposal not later than the tenth day following the day on which such notice of the 2008 Annual Meeting of shareholders was mailed or such public disclosure was made. Because there are other requirements in the proxy rules, however, our timely receipt of any such proposal by a qualified shareholder will guarantee neither the proposal’s inclusion in our proxy materials for, nor presentation of the proposal at, the 2008 Annual Meeting.

Annex A
TARGETED GENETICS CORPORATION

ARTICLES OF AMENDMENT
OF
TARGETED GENETICS CORPORATION

The following Articles of Amendment are executed by Targeted Genetics Corporation, a Washington corporation:

1.    The name of the corporation is Targeted Genetics Corporation.

2.    Subsection 4.1 of the Restated Articles of Incorporation of the corporation is amended to read as follows:

“4.1 Authorized Capital

The total authorized stock of this corporation shall consist of 45,000,000 shares of Common Stock, par value $.01 per share, and 600,000 shares of Preferred Stock, par value $.01 per share.”

3.    The amendment does not provide for the exchange, reclassification or cancelled of issued shares.

4.    The date the amendment was adopted by the shareholders of the corporation is _________________, 2008.

5. The amendment was duly adopted by the shareholders of the corporation in accordance with the provisions of RCW 23B.10.030 and RCW 23B.10.040.

These Articles of Amendment are executed by the corporation by its duly authorized officer.

Dated: ___________, 2008

TARGETED GENETICS CORPORATION

By:

H. Stewart Parker
President and Chief Executive Officer

A-1

Annex B
TARGETED GENETICS CORPORATION

ARTICLES OF AMENDMENT
OF
TARGETED GENETICS CORPORATION

The following Articles of Amendment are executed by Targeted Genetics Corporation, a Washington corporation:

1.    The name of the corporation is Targeted Genetics Corporation.

2.    Subsection 4.1 of the Restated Articles of Incorporation of the corporation is amended to read as follows:

“4.1 Authorized Capital

The total authorized stock of this corporation shall consist of 30,000,000 shares of Common Stock, par value $.01 per share, and 10,000,000 shares of Preferred Stock, par value $.01 per share.”

3.    The amendment does not provide for the exchange, reclassification or cancelled of issued shares.

4.    The date the amendment was adopted by the shareholders of the corporation is _________________, 2008.

5. The amendment was duly adopted by the shareholders of the corporation in accordance with the provisions of RCW 23B.10.030 and RCW 23B.10.040.

These Articles of Amendment are executed by the corporation by its duly authorized officer.

Dated: ___________, 2008

TARGETED GENETICS CORPORATION

By:

H. Stewart Parker
President and Chief Executive Officer

A-2

The board of directors recommends a vote “FOR” Proposal One.				Please mark your vote as indicated	☒

	FOR ☐	AGAINST ☐	ABSTAIN ☐
AMEND TARGETED GENETICS CORPORATION’S AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS AMENDED, TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 30,000,000 SHARES TO 45,000,000 SHARES				SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER IN THE SPACE PROVIDED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

The board of directors recommends a vote “FOR” Proposal Two.
	FOR ☐	AGAINST ☐	ABSTAIN ☐	Please mark your vote as indicated	☒
AMEND TARGETED GENETICS CORPORATION’S AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS AMENDED, TO INCREASE THE AUTHORIZED SHARES OF PREFERRED STOCK FROM 600,000 SHARES TO 10,000,000 SHARES				SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER IN THE SPACE PROVIDED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

	☐	I plan to attend the Special Meeting.

Please sign exactly as your name appears on your share certificate(s). Attorneys, trustees, executors and other fiduciaries acting in a representative capacity should sign their names and give their titles. An authorized person should sign on behalf of corporations, partnerships, associations, etc. and give his or her title. If your shares are held by two or more persons, each person must sign. Receipt of the notice of meeting and proxy statement is hereby acknowledged.

Signature(s)		Date

Ù FOLD AND DETACH HERE Ù

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to Special Meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET http://www.proxyvoting.com/tgen Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

PROXY

TARGETED GENETICS CORPORATION

This proxy is solicited on behalf of Targeted Genetics Corporation’s board of directors for the
Special Meeting of Shareholders to be held on January 11, 2008

The undersigned hereby appoint(s) H. Stewart Parker and David J. Poston, and each of them, as proxies, with full power of substitution, to represent and vote as designated all shares of common stock of Targeted Genetics Corporation held of record by the undersigned on November 20, 2007 at Targeted Genetics Special Meeting of Shareholders, to be held at the Company’s offices, 1100 Olive Way, Suite 100, Seattle, Washington, at 8:30 a.m. local time on January 11, 2008, with authority to vote on the matters listed below and with discretionary authority as to any other matters that may properly come before the meeting or any adjournments or postponements of the meeting.

IMPORTANT — PLEASE COMPLETE, DATE AND SIGN ON THE OTHER SIDE